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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First Community Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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	(2)	Form, Schedule or Registration Statement No.:
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Preliminary Copy

March [    •    ], 2008

To the Shareholders of First Community Bancorp:

        We cordially invite you to attend a special meeting of shareholders of First Community Bancorp, a California corporation, which we refer to as the Company, to be held on April [    •    ], 2008 at [    •    ] a.m. local time, at [    •    ]. The board of directors of the Company has fixed the close of business on [    •    ] as the record date for the purpose of determining shareholders entitled to receive notice of and vote at the special meeting or any postponement or adjournment thereof. Notice of the special meeting and the related proxy statement are enclosed.

        At the special meeting, you will be asked to consider and vote upon a proposal to approve the reincorporation of the Company from California to Delaware by means of a merger with and into a wholly owned Delaware subsidiary of the Company. In connection with the reincorporation, the Company will change its name from First Community Bancorp to PacWest Bancorp or such other name as may be approved by the Board of Directors.

        You will receive shortly our proxy statement in connection with our 2008 Annual Meeting of Shareholders. Please note that the accompanying proxy statement relates to a separate special meeting of shareholders to vote solely on the reincorporation. To avoid confusion, the proxy card that we are soliciting in connection with the special meeting is GREEN. The proxy card that we will separately send to you in connection with the annual meeting will be white.

        The accompanying proxy statement provides you with detailed information about the special meeting and the proposal to change the Company's corporate domicile from California to Delaware. After careful consideration, the board of directors of the Company has approved the proposal and recommends that you vote "FOR" the proposal.

        Your vote is important. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed GREEN proxy card or by voting via the Internet or telephone according to the instructions on the GREEN proxy card. If you sign, date and mail your GREEN proxy card without indicating how you want to vote, your proxy will be counted as a vote "FOR" the proposal. Whether or not you plan to attend the special meeting, please vote as soon as possible to make sure that your shares are represented at the special meeting. Voting by proxy will not prevent you from voting in person if you choose to attend the special meeting. However, if you do not vote, it will have the same effect as a vote against the proposal.

        Thank you in advance for your cooperation and continued support. We look forward to seeing you at the meeting.

Sincerely,
/s/ MATTHEW P. WAGNER Matthew P. Wagner President and Chief Executive Officer

        This proxy statement is dated March [    •    ], 2008, and is first being mailed to our shareholders on or about March [    •    ], 2008.

FIRST COMMUNITY BANCORP
401 West "A" Street
San Diego, CA 92101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on April [    •    ], 2008

TO FIRST COMMUNITY SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that First Community Bancorp will hold a special meeting of its shareholders on April [    •    ], 2008, at [    •    ] a.m. local time at [    •    ], for the following purposes:

  1.
  To approve the principal terms of a merger agreement between the Company and a wholly owned Delaware subsidiary of the Company by which we will effect the reincorporation of the Company from California to Delaware (the "Reincorporation"); and

  2.
  To consider and vote on a proposal to approve, if necessary, adjournment or postponement of the special meeting to solicit additional proxies.

        We more fully describe the proposal for Reincorporation of the Company in the attached proxy statement, which you should read carefully and in its entirety before voting.

        The board of directors has fixed the close of business on March [    •    ], 2008 as the record date for determining which shareholders have the right to receive notice of and to vote at the special meeting or any adjournment or postponement thereof.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSALS DESCRIBED ABOVE AND WHICH ARE DESCRIBED IN DETAIL IN THE ACCOMPANYING PROXY STATEMENT.

        Whether or not you plan to attend the meeting, please mark, sign, date and return the enclosed GREEN proxy card in the enclosed envelope or submit your proxy by telephone or the Internet prior to the special meeting so that as many shares as possible may be represented at the meeting. Your vote is important and we appreciate your cooperation in returning promptly your executed GREEN proxy card or submitting your proxy by telephone or the Internet. Your proxy is revocable and will not affect your right to vote in person at the special meeting.

        If you plan to attend, please note that admission to the special meeting will be on a first-come, first-served basis. You may obtain directions to [insert address of special meeting] on our investor relations website at [    •    ] or by telephone at [(714) xxx-xxxx]. Each shareholder who attends may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage account statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ JARED M. WOLFF Jared M. Wolff, Corporate Secretary

401 West "A" Street
San Diego, CA 92101
March [    •    ], 2008

FIRST COMMUNITY BANCORP

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS
to be held on April [    •    ], 2008

INTRODUCTION

General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of First Community Bancorp, a California corporation (the "Company," "we" or "our"), to be used at our Special Meeting of Shareholders (the "Special Meeting") and at any postponements or adjournments thereof. The Special Meeting is scheduled to be held as follows:

Date:	[Day], April [•], 2008
Time:	[•] a.m., Pacific time
Place:	[Address]

        This Proxy Statement and the enclosed GREEN proxy card are first being mailed to our shareholders on or about March [    •    ], 2008.

Important Information Regarding the Availability of Proxy Materials for
the Special Meeting to be Held on April [    •    ], 2008.

        This Proxy Statement and GREEN proxy card are available at our investor relations website at [    •    ].

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why did you send me this Proxy Statement and GREEN proxy card?

        We sent you this Proxy Statement and the enclosed GREEN proxy card because you own shares of common stock of the Company. Your proxy is being solicited by the Board of Directors of the Company. This Proxy Statement provides you with information that will help you cast your vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed GREEN proxy card or submit your proxy by telephone or the Internet according to the instructions on the GREEN proxy card.

What am I voting on?

        You are being asked to vote on the following proposals:

  •
  To approve the principal terms of a merger agreement between the Company and a wholly owned Delaware subsidiary of the Company by which we will effect the reincorporation of the Company from California to Delaware (the "Reincorporation"); and

  •
  To consider and vote on a proposal to approve, if necessary, adjournment or postponement of the special meeting to solicit additional proxies.

Why is the Company electing to reincorporate from California to Delaware?

        The Board of Directors believes that the Reincorporation in Delaware will give the Company enhanced flexibility to declare and pay dividends to our shareholders and a greater measure of flexibility and simplicity in corporate governance than is currently available under California law, and will also help the Company attract and retain its directors and officers. The State of Delaware has adopted comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company.

Will the Company change its name as a result of the Reincorporation?

        In connection with the completion of the Reincorporation, the Company will change its name to PacWest Bancorp or such other name as the Board of Directors may approve.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

        No. Upon consummation of the merger effecting the Reincorporation, each outstanding share of Company common stock will automatically be converted into one share of common stock of the surviving Delaware company. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

How do I vote?

        You may vote by:

  •
  signing and dating the GREEN proxy card you received and returning it promptly in the envelope provided;

  •
  using the telephone number printed on your GREEN proxy card;

  •
  using the Internet voting instructions printed on your GREEN proxy card;

  •
  if you hold your shares in "street name," follow the procedures provided by your broker, bank or other nominee; or

  •
  appear and vote in person at the special meeting. You may obtain directions to [insert address of special meeting] on our investor relations website at [    •    ] or by telephone at [(714) xxx-xxxx].

        If you return a signed GREEN proxy card but do not provide voting instructions, your shares will be voted "FOR" approval of the Reincorporation and "FOR" the adjournment proposal.

May I revoke my proxy?

        You have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting:

  •
  if you hold your shares in your name as a shareholder of record, by notifying First Community Bancorp's Secretary, in writing, before the Special Meeting, that you have revoked your proxy;

  •
  by attending the Special Meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

  •
  by submitting a later-dated GREEN proxy card;

  •
  if you voted by telephone or the Internet, by voting a second time by telephone or the Internet; or

  •
  if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.

How will shares I hold in street name be voted?

        If you hold your shares in "street name" (that is, through a bank, broker or other nominee), you should receive a proxy from your bank or brokerage firm asking you how you want to vote your shares. If you do not, you may contact such bank or brokerage firm in whose name your shares are registered and obtain a proxy from them. Please refer to the information in the materials provided by your bank or brokerage firm for an explanation of how to change or revoke your vote and of the effect of not indicating a vote.

What does it mean if I receive more than one GREEN proxy card?

        If you have more than one account at the transfer agent and/or with stockbrokers, you will receive separate GREEN proxy cards for each account. Please sign and return all GREEN proxy cards to ensure that all your shares are voted.

Why are we holding a Special Meeting in addition to the 2008 Annual Meeting of Shareholders?

        By having the Special Meeting in advance of the Company's 2008 Annual Meeting, First Community intends to maintain the greatest amount of flexibility with respect to its second quarter dividend and the declaration and payment of any further dividends. Combining the Reincorporation Proposal with the proxy statement for the Annual Meeting could also result in a delayed Annual Meeting. Accordingly, the Company believes it is more appropriate to schedule the Special Meeting on April [    •    ], 2008, ahead of its 2008 Annual Meeting which is scheduled for May 13, 2008.

Can I use my 2008 Annual Meeting proxy card to vote at the Special Meeting?

        No. To avoid confusion, the proxy card that we are soliciting in connection with the Special Meeting to vote on the Reincorporation is GREEN. You will shortly receive a separate proxy statement in connection with our 2008 Annual Meeting of Shareholders. The proxy card that we will separately send to you in connection with the annual meeting will be white.

Who is entitled to vote? How many votes am I entitled to?

        Only shareholders of record as of March [    •    ], 2008 (the "Record Date") may vote at the Special Meeting. According to Computershare Investor Services, our transfer agent, there were [    •    ] shares of common stock outstanding, excluding [    •    ] shares of unvested time-based and performance-based restricted stock, held by approximately [    •    ] shareholders as of the Record Date.

        Each holder of the Company's common stock is entitled to one vote for each share recorded in their name on the books of the Company as of the Record Date on any matter submitted to the shareholders for a vote at the Special Meeting.

If I hold shares of the Company's common stock pursuant to the First Community 401(k) Plan, will I be able to vote?

        Yes. You will receive a GREEN proxy card for the shares allocated to your 401(k) Plan account, which you should return as indicated on the instructions accompanying the GREEN proxy card.

How does the Board of Directors recommend I vote?

        The Board of Directors recommends a vote "FOR" approval of the Reincorporation Proposal and "FOR" the adjournment proposal.

How many shares must be represented at the Special Meeting to constitute a "quorum"?

        A majority of the outstanding shares must be present at the Special Meeting, either in person or by proxy, to constitute a quorum. There must be a quorum for the Special Meeting to be held. If you return a signed GREEN proxy card, you will be counted as being present, even if you abstain from voting. Broker non-votes (i.e., proxies from banks, brokers or other nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a matter which such bank, broker or other nominee does not have discretionary power to vote) will also be counted as being present for purposes of determining a quorum.

What is the vote necessary to approve each of the matters being considered at the Special Meeting?

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Reincorporation Proposal.

        The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock, represented and voting at the Special Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum), is required to approve any other matters properly brought before the Special Meeting.

How are abstentions and broker non-votes treated?

        Broker non-votes and abstentions will be counted as present for purposes of determining the presence or absence of a quorum. However, since the Reincorporation Proposal must be approved by a majority of the outstanding shares of common stock, abstentions and broker non-votes have the same effect as votes against the proposal. On the other hand, broker non-votes will have no effect on the proposal to adjourn the meeting.

Who pays the costs of soliciting proxies on behalf of the Company?

        The Company will pay the cost of preparing, assembling and mailing the proxy materials and soliciting proxies for the Special Meeting. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and employees of the Company or its subsidiaries telephonically, electronically or by other means of communication. Such directors, officers and employees will receive no additional compensation for their services. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Who can help answer my questions?

        If you have additional questions about the Reincorporation, need assistance in submitting your proxy or voting your shares of common stock, or need additional copies of the proxy statement or the enclosed GREEN proxy card, please contact:

Investor Relations
First Community Bancorp
275 N. Brea Blvd.
Brea, California 92821
Phone: [(714) [xxx-xxxx]]
Facsimile: (714) 674-5377 or
e-mail: investor-relations@firstcommunitybancorp.com

PROPOSALS:

REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

        On March 7, 2008, the Board of Directors approved the reincorporation of the Company from California to Delaware by means of a merger of the Company with and into a wholly owned Delaware subsidiary of the Company ("Merger Sub"), which will survive the merger and issue one share of its common stock for each share of the Company common stock in connection with the merger (the "Reincorporation"). The name of the Delaware corporation, which will be the successor to the Company, will be PacWest Bancorp, or such other name as the Board of Directors may approve.

        The purpose of the Reincorporation is to enable the Company to reincorporate from California to Delaware, where most publicly-traded corporations are domiciled. Reincorporation would allow the Company to have greater flexibility in the declaration and payment of dividends to our shareholders, to take advantage of the certainty provided by extensive Delaware case law, to access the specialized Chancery Courts and to help in the recruitment and retention of qualified independent directors due to the more liberal and more tested exculpation and indemnification permitted under Delaware law. The Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders.

        Shareholders are urged to read this section of the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the "Reincorporation Agreement") that will be entered into by the Company and Merger Sub in substantially the form attached hereto as Appendix A, the Certificate of Incorporation of Merger Sub to be effective after the Reincorporation (the "Delaware Certificate"), in substantially the form attached hereto as Appendix B, and the bylaws of Merger Sub to be effective after the Reincorporation (the "Delaware Bylaws"), in substantially the form attached hereto as Appendix C. Copies of the Articles of Incorporation of the Company filed in California, as amended to date (the "California Articles"), and the bylaws of the Company, as amended to date (the "California Bylaws"), are available for inspection at the principal office of the Company and copies will be sent to shareholders free of charge upon written request.

        Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal unless the shareholder specifies otherwise in the proxy.

Mechanics of the Reincorporation

        The Reincorporation will be effected by the merger of the Company with and into Merger Sub, a wholly owned subsidiary of the Company that has been recently incorporated under the Delaware General Corporation Law (the "DGCL") for purposes of the Reincorporation. The Company will cease to exist as a result of the merger, and the Delaware Company will be the surviving corporation and will continue to operate the business of the Company. Assuming approval by the shareholders of the Company, the Company currently intends to cause the Reincorporation to become effective shortly following the 2008 Annual Meeting of Shareholders scheduled for May 13, 2008.

        At the effective time of the Reincorporation (the "Effective Time"), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws are patterned after the California Articles and the California Bylaws, they nevertheless include provisions that do not exist in the current California Articles, California Bylaws or under the California General Corporation Law. See "Significant Differences Between the Corporation Laws of California and Delaware" beginning on page [    •    ].

        In the event the Reincorporation is approved, upon effectiveness of the Reincorporation, each outstanding share of Company common stock will automatically be converted into one share of common stock of the Delaware Company. In addition, each outstanding option to purchase shares of Company common stock will be converted into an option to purchase the same number of shares of the Delaware Company common stock with no other changes in the terms and conditions of such options. The Company's other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, will be continued by the Delaware Company upon the terms and subject to the conditions specified in such plans.

        CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN THE DELAWARE COMPANY UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

        Upon the effectiveness of the Reincorporation, the name of the Company will change from First Community Bancorp to PacWest Bancorp, or such other name as may be approved by the Board of Directors. Other than the name change and change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of Company employees, including the Company's management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company's principal executive office located at 401 West "A" Street, San Diego, CA 92101. The consolidated financial condition and results of operations of the Delaware Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of Directors of the Delaware Company (the "Delaware Company Board") will consist of those persons elected to the current Board of Directors of the Company and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of the Delaware Company. Upon effectiveness of the Reincorporation, the Delaware Company will be the successor in interest to the Company and the shareholders will become shareholders of the Delaware Company.

        The Reincorporation Agreement provides that the Board of Directors may abandon the Reincorporation at any time prior to the Effective Time if the Board of Directors determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the California General Corporation Law may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes that are contemplated. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit the shareholders' approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

        The Board of Directors believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

  •
  enhanced flexibility for declaring and paying dividends;

  •
  greater predictability, flexibility and responsiveness of the DGCL to corporate needs; and

  •
  enhanced ability of Delaware corporations to attract and retain qualified independent directors due to the more liberal and more tested exculpation and indemnification permitted under Delaware law while providing appropriate protection for shareholders from possible abuses by directors and officers.

        Enhanced Flexibility for Paying Dividends.    Delaware law is more flexible than California law with respect to payment of dividends. Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation's net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

        Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to the distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits). These tests are applied to California corporations on a consolidated basis. For a bank holding company such as the Company, clause (ii) is often not available for the payment of dividends due to the fact that the consolidated liabilities of a bank holding company include a substantial amount of deposit liabilities to its customers.

        The Board of Directors believes that despite the fact that the Company generates significant amounts of cash, California law could impair the Company's ability to pay dividends. The current level of the Company's market capitalization compared to book value may require the Company to record a noncash charge to earnings under generally accepted accounting principles for impairment to goodwill. Such noncash charge could reduce or eliminate retained earnings and therefore could limit our dividend paying ability or prevent the payment of dividends. Accordingly, changing our state of incorporation to Delaware would put the Company on equal footing with other Delaware-based bank holding companies in terms of dividend paying flexibility.

        Predictability, Flexibility and Responsiveness to Corporate Needs.    Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized Chancery Courts to deal with corporate law questions which have streamlined procedures and processes which help provide relatively quick decisions. These courts have developed considerable expertise in dealing with corporate issues as well as a substantial and influential body of case law interpreting the DGCL. In addition, the Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company's legal affairs than is presently available under California law.

        Qualified Directors and Officers.    The Board of Directors believes that reincorporation under Delaware law will enhance the Company's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. The DGCL offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

        The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. The Board of Directors believes that reincorporation in Delaware will enhance the Company's ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

        THE COMPANY GENERALLY IS NOT SEEKING TO CHANGE THE CURRENT CHARTER AND BYLAW PROVISIONS OF THE COMPANY THROUGH REINCORPOTATION AND, EXCEPT FOR THOSE CHANGES DESCRIBED BELOW, THIS PROPOSAL DOES NOT SEEK TO ALTER THE RIGHTS OF THE SHAREHOLDERS OR THE RULES BY WHICH THE COMPANY OPERATES OR BY WHICH ITS AFFAIRS ARE GOVERNED.

Possible Negative Considerations

        Notwithstanding the belief of the Board of Directors as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation Proposal may not be the same as those of unaffiliated shareholders. For a comparison of shareholders' rights and the power of management under Delaware and California law, see "The Charters and Bylaws of the Company and Merger Sub Compared and Contrasted" beginning on page 8 and "Significant Differences Between the Corporation Laws of California and Delaware" beginning on page 10. In addition, franchise taxes in Delaware may be greater than in California.

        The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Board of Directors Recommendation

        For the reasons described in this Proxy Statement, your Board of Directors recommends that you vote "FOR" approval of the Reincorporation Proposal.

The Charters and Bylaws of the Company and Merger Sub Compared and Contrasted

        With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are the same as, or as consistent as possible with, those of the California Articles and California Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required by the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail below.

        Approval by shareholders of the Reincorporation will constitute an approval of the inclusion in the Delaware Certificate and Delaware Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.

  Change in Number of Directors

        Under the California General Corporation Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least a majority of the outstanding shares. The DGCL permits the board of directors alone to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

        While both the California Bylaws and the Delaware Bylaws establish a range of seven (7) to fifteen (15) directors, currently fixed by resolution of the Board of Directors at thirteen (13), following the Reincorporation, the approval of the shareholders would not be required to change the stated range of directors, as would be the case in California. Nasdaq corporate governance rules require that the majority of a board of directors be independent and, therefore, as a practical matter, it would be difficult for the Board of Directors to dramatically increase its size beyond the current range and fill it with qualified, independent directors. The Board of Directors currently has 11 of 13 directors who are independent. If the Reincorporation is approved, the thirteen (13) directors of the Company will continue to serve as the directors of surviving entity following the merger.

  Filling Vacancies on the Board of Directors

        Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders.

        The California Bylaws authorize only shareholders to fill vacancies created by removal of a director, except that a vacancy created by the Board declaring an office of a director vacant because a director has been convicted of a felony or declared of unsound mind by an order of court may be filled by the Board. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow Delaware law and provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

  Shareholder Proposal Notice Provisions

        There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year's annual meeting.

        The California Bylaws provide that notice of the name of any person to be nominated by any shareholders for election as a director of the Company at any meeting of shareholders shall be delivered to the Secretary of the Company at its principal executive office not less than 60 nor more than 90 days prior to the date of the meeting; provided, however that if the date of the meeting is first publicly announced or disclosed (in a public fling or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than 10 days after such date is first announced or disclosed. The California Bylaws do not provide an additional advance notice requirement beyond federal securities laws with respect to other shareholder proposals. On the other hand, the Delaware Bylaws require that to be timely, a shareholder proposal (including that for director nominations and other matters) to be presented at an annual meeting shall be delivered to the Secretary of the Company at its principal executive office not less than 90 days nor more than 120 days prior to the anniversary of the prior year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 30 days after such anniversary date, notice by the shareholder to be timely must be so delivered on the later to occur of (i) the date 90 days prior to such other meeting date or (ii) the 10th day following the date such other meeting date is first publicly announced or disclosed.

Significant Differences Between the Corporation Laws of California and Delaware

        The General Corporation Laws of California and Delaware differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of major substantive differences between the California General Corporation Law and the DGCL beyond those discussed in "The Charters and Bylaws of the Company and Merger Sub Compared and Contrasted" above. It is not an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of California and Delaware.

  Shareholder Voting in Acquisitions

        The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that a majority of the shareholders of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation selling its assets.

        The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation's certificate of incorporation) if:

  •
  The merger agreement does not amend the existing certificate of incorporation;

  •
  Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and

  •
  Either:

  •
  no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or

  •
  the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

        California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6) of the voting power of the surviving or acquiring corporation or its parent entity.

  Limitations on Certain Business Combinations

        Delaware, like a number of states, has adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

        Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

  •
  Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

  •
  Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

  •
  On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

        In the present case, the Delaware Company has elected in its certificate of incorporation not to be governed by Section 203.

        California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation's ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who hold more than fifty percent (50%) but less than ninety percent (90%) of the corporation's common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Delaware law does not have an analogue California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

        California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party's proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The DGCL has no comparable provision.

  Cumulative Voting

        Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the Nasdaq Global Select Market may eliminate cumulative voting with shareholder approval. The California Bylaws provide for cumulative voting. Under the DGCL, cumulative voting in the election of directors is not mandatory. However, the Delaware Certificate also provides for cumulative voting.

        In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

  Removal of Directors

        In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

        Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

        In the present case, the California Articles and California Bylaws do not provide for a classified board of directors but the California Bylaws do provide for cumulative voting. As a result, the

Company's directors currently may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. As the Delaware Company will similarly not have a classified board, but will have cumulative voting, the directors of the Delaware Company after the Reincorporation will continue to be subject to removal with or without cause.

  Shareholder Power to Call Special Shareholders' Meeting

        Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Delaware Bylaws do not eliminate the right of shareholders to call a special meeting; instead, to remain consistent with the California Bylaws, the Delaware Bylaws provide that such a meeting may be called by the Delaware Company Board, the Chairman of the Delaware Company Board, the Chief Executive Officer or the holders of shares entitled to cast not less than 10% of the votes at such meeting.

  Limitation of Liability and Indemnification

        California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, however, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

  Elimination of Director Personal Liability for Monetary Damages

        One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

  •
  Breaches of the director's duty of loyalty to the corporation or its shareholders;

  •
  Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

  •
  The payment of unlawful dividends or unlawful stock repurchases or redemptions; or

  •
  Transactions in which the director received an improper personal benefit.

        Such a limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

        California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

  •
  intentional misconduct or knowing and culpable violation of law;

  •
  acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

  •
  receipt of an improper personal benefit;

  •
  acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders;

  •
  acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;

  •
  transactions between the corporation and a director who has a material financial interest in such transaction; and

  •
  liability for improper distributions, loans or guarantees.

        In the present case, the current California Articles eliminate the liability of directors to the Company for monetary damages to the fullest extent permissible under California law. The Delaware Certificate similarly eliminates the liability of directors to the Company for monetary damages to the fullest extent permissible under Delaware law. As a result, following the Reincorporation, directors of the Delaware Company cannot not be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to the Company.

  Indemnification

        California law requires indemnification when the individual has defended successfully the action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

        California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles authorize indemnification to the fullest extent permissible under California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

  Inspection of Shareholder Lists and Books and Records

        Both California and Delaware law allow any shareholder to inspect a corporation's shareholder list for a purpose reasonably related to the person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders' meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

        Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder's interests as a shareholder. The DGCL may be slightly more favorable to shareholders in this respect, in that a shareholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

  Appraisal Rights

        Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

        Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

  •
  shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders;

  •
  shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

        The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of the Company under California law with respect to the Reincorporation.

  Dissolution

        Under California law, the holders of 50% or more of a corporation's total voting power may authorize the corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

  Interested Director Transactions

        Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

  Shareholder Derivative Suits

        California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

        California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

  Dividends and Repurchases of Shares

        Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation's net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

        Under California law, a corporation may not make any distribution to its shareholders unless either:

  •
  the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

  •
  immediately after giving effect to the distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre- interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

        These tests are applied to California corporations on a consolidated basis.

Interests of the Company's Directors and Executive Officers in the Reincorporation

        In considering the recommendations of the Board, the Company's shareholders should be aware that certain of the Company's directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company's shareholders generally. For instance, the Reincorporation in Delaware may be of benefit to the Company's directors and officers by reducing the director's potential personal liability and increasing the scope of permitted indemnification, by strengthening directors' ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the Proposal.

Material Federal Income Tax Considerations

        This section of the Proxy Statement summarizes the material U.S. federal income tax considerations relevant to the Reincorporation that apply to holders of the Company's common stock. This discussion is based on existing provisions of the Internal Revenue Code of 1986, as amended, existing treasury regulations and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to the Delaware Company, the Company or its shareholders as described herein.

        Not all U.S. federal income tax considerations that may be relevant to you in light of your particular circumstances are discussed herein. Factors that could alter the tax consequences of the Reincorporation to you include:

  •
  if you are a dealer in securities;

  •
  if you are a foreign person or entity;

  •
  if you do not hold your shares of the Company's common stock as capital assets; or

  •
  if you acquired your shares of the Company's common stock in connection with stock option plans or in other compensatory transactions.

        In addition, not all of the tax consequences of the Reincorporation under foreign, state or local tax laws are discussed herein, nor are the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reincorporation, whether or not any such transactions are undertaken in connection with the Reincorporation, including, for example, any transaction in which shares of the Company's common stock are acquired or shares of the Delaware Company common stock are disposed. The tax consequences to holders of options to acquire shares of the Company's common stock are also not discussed herein. Accordingly, you are urged to consult your own tax advisors as to the specific tax consequences of the Reincorporation, including the applicable federal, state, local and foreign tax consequences to you of the Reincorporation.

        A ruling from the Internal Revenue Service in connection with the Reincorporation will not be requested.

        It is anticipated that the Reincorporation will qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code, which will result in the following material federal income tax consequences:

  •
  You will not recognize any gain or loss upon your receipt of Delaware Company common stock in the Reincorporation;

  •
  the aggregate tax basis of the Delaware Company common stock received by you in the Reincorporation will be the same as the aggregate tax basis of shares of the Company's common stock surrendered in exchange therefor;

  •
  the holding period of the Delaware Company common stock received by you in the Reincorporation will include the period for which shares of the Company's common stock surrendered in exchange therefor was considered to be held; and

  •
  Neither the Delaware Company nor the Company will recognize gain or loss solely as a result of the Reincorporation.

        If the Internal Revenue Service successfully challenges the status of the Reincorporation as a reorganization, you would recognize taxable gain or loss with respect to each share of the Company's common stock surrendered equal to the difference between your basis in such share and the fair market value, as of the completion of the Reincorporation, of the Delaware Company common stock received in exchange therefor. In such event, your aggregate basis in the Delaware Company common stock so received would equal its fair market value as of the effective time of the Reincorporation, and your holding period for such stock would begin the day after the Reincorporation.

Accounting Consequences

        We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Regulatory Approval

        The Reincorporation Proposal is subject to review by state and federal regulatory authorities, including the approval of all appropriate bank regulatory authorities of the transactions contemplated by the Reincorporation, or confirmation by such bank regulatory authorities that no such approval is required.

ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING

        Although it is not anticipated, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies in favor of the Reincorporation Proposal. Any adjournment or postponement of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the Company's shareholders who have already sent in their proxies to revoke them at any time prior to their use.

        The Board of Directors recommends a vote "FOR" approval of the Reincorporation proposal and "FOR" the adjournment proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Set forth below is certain information as of the record date regarding the number of shares of the Company's common stock owned by (1) each person known to the Company to own 5% or more of the Company's outstanding shares of common stock, (2) each director and executive officers of the Company and (3) all of the Company's current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Relationship with Community Bancorp	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
John M. Eggemeyer	Chairman of the Board
Mark N. Baker	Director
Gary W. Deems	Director
Stephen M. Dunn	Director
Barry C. Fitzpatrick	Director
George E. Langley	Director
Susan E. Lester	Director
Timothy B. Matz	Director
Arnold W. Messer	Director
Daniel B. Platt	Director
Robert A. Stine	Director
David S. Williams	Director
Matthew P. Wagner	Chief Executive Officer of the Company, Director
William A. Hanna(4)	President-LA Region, Pacific Western Bank
Michael J. Perdue	President
Victor R. Santoro	Executive Vice President and Chief Financial Officer
Jared M. Wolff	Executive Vice President, General Counsel and Corporate Secretary
All Directors, Nominees and Executive Officers as a group (25 persons)
[Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401]	Investor
[Wellington Management Company LLP 75 State Street Boston, MA 02109]	Investor

*
Represents less than 1.0% of the outstanding shares of the Company's common stock calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). See footnotes (1) and (2) below.

(1)
Unless otherwise indicated the address for all persons listed is c/o First Community Bancorp, 401 West "A" Street, San Diego, California 92101.

(2)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days. This includes options which will vest within 60 days of the record date. Unless otherwise indicated, the nature of the beneficial ownership is sole voting and investment power over the shares indicated.

(3)
Based on [    •    ] shares of common stock of the Company issued and outstanding as of the record date, excluding [    •    ] shares of unvested time-based and performance-based restricted stock. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the record date, are deemed to be outstanding for such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4)
Mr. Hanna retired from the Company on February 29, 2008.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        The Securities and Exchange Commission (the "SEC") has approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses of the Company. In accordance with a notice sent to certain shareholders who shared a single address, only one annual report and proxy statement will be sent to that address unless any shareholder at that address requested that multiple sets of documents be sent. However, if any shareholder who agreed to householding wishes to receive a separate proxy statement or annual report either now or in the future, he or she may telephone [    •    ] or write to [    •    ]. Shareholders sharing an address who wish to receive a single set of reports or proxy statements may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting [    •    ] at the address set forth above, if they are record holders.

WHERE YOU CAN FIND MORE INFORMATION

        First Community files annual, quarterly and special reports, proxy statements, and other information with the SEC. You may read and copy any document filed by First Community at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Internet address of the SEC's website is http://www.sec.gov.

        First Community also maintains a website at www.firstcommunitybancorp.com, and via the "Public Filings" link at such site, you may obtain copies of documents filed by First Community with the SEC.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to First Community Bancorp, 275 N. Brea Blvd., Brea, California 92821. Attention: Investor Relations. You may also send your request by facsimile to (714) 674-5377 or by e-mail to investor-relations@firstcommunitybancorp.com or from the SEC through the SEC's website at the address provided above.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH [    •    ], 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Appendix A

AGREEMENT AND PLAN OF MERGER
OF FIRST COMMUNITY BANCOP
(a California corporation)
AND
PACWEST BANCORP
(a Delaware corporation)

        THIS AGREEMENT AND PLAN OF MERGER, dated as of March [    •    ], 2008 (the "Agreement"), is between First Community Bancorp, a California corporation ("First Community"), and PacWest Bancorp, a Delaware corporation and wholly-owned subsidiary of First Community ("PacWest"). First Community and PacWest are sometimes referred to herein as the "Constituent Corporations."

RECITALS

A.
PacWest is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of [    •    ] shares, [    •    ] of which are designated common stock, [par value $0.01 per share], and [    •    ] of which are designated preferred stock, [par value $0.01 per share]. The preferred stock of PacWest is undesignated as to series, rights, preferences, privileges or restrictions. As of March [    •    ], 2008, [    •    ] shares of common stock were issued and outstanding, all of which were held by First Community, and no shares of preferred stock were issued and outstanding.

B.
First Community is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of [    •    ] shares, [    •    ] of which are designated common stock, no par value per share, and [    •    ] of which are designated preferred stock, no par value per share. The preferred stock of First Community is undesignated as to series, rights, preferences, privileges or restrictions. As of March [    •    ], 2008, [    •    ] shares of common stock and no shares of preferred stock were issued and outstanding.

C.
The Board of Directors of First Community has determined that, for the purpose of effecting the reincorporation of First Community in the State of Delaware, it is advisable and in the best interests of First Community and its shareholders that First Community merge with and into PacWest upon the terms and conditions herein provided.

D.
The respective Boards of Directors of PacWest and First Community have approved and, in the case of PacWest, declared the advisability of this Agreement, and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

        NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, PacWest and First Community hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.    MERGER

        1.1    Merger.    In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("DGCL") and the California General Corporation Law ("CGCL"), First Community shall be merged with and into PacWest (the "Merger"), the separate existence of First Community shall cease and PacWest shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and PacWest shall be, and is herein sometimes referred to as, the "Surviving Corporation". The name of the Surviving Corporation shall be PacWest Bancorp.

        1.2    Filing and Effectiveness.    Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

  (a)
  This Agreement shall have been adopted by the sole stockholder of PacWest and the principal terms of this Agreement shall have been approved by the shareholders of First Community in accordance with the requirements of the DGCL and the CGCL, respectively;

  (b)
  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

  (c)
  A certificate of merger meeting the requirements of the DGCL (the "Certificate of Merger") shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the CGCL or the Certificate of Merger, shall have been filed with the Secretary of State of the State of California or, in the case of the applicable requirements of California law, as otherwise provided by the CGCL.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

        1.3    Effect of the Merger.    Upon the Effective Date of the Merger, the separate existence of First Community shall cease and PacWest, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and First Community's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of First Community in the manner more fully set forth in Section 259 of the DGCL, (iv) shall continue to be subject to all of the debts, liabilities and obligations of PacWest as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of First Community in the same manner as if PacWest had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

II.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1    Certificate of Incorporation.    The Restated Certificate of Incorporation of PacWest as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.2    Bylaws.    The Bylaws of PacWest as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

        2.3    Directors and Officers.    The directors and officers of First Community immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Restated Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.    MANNER OF CONVERSION OF STOCK

        3.1    First Community Common Stock.    Upon the Effective Date of the Merger, each share of First Community common stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

        3.2    First Community Options, Equity Incentive Plan Awards and Restricted Stock.

  (a)
  Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the Executive Incentive Plan, Deferred Compensation Plan, Stock Incentive Plan and all other employee benefit plans of First Community (collectively, the "Incentive Plans"). Each outstanding and unexercised option or other right to purchase or receive or security convertible into First Community common stock shall become an option or right to purchase or receive or a security convertible into the Surviving Corporation's common stock on the basis of one share of the Surviving Corporation's common stock for each share of First Community common stock issuable pursuant to any such option, right to purchase or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such First Community option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into preferred stock of First Community under the Incentive Plans.

  (b)
  A number of shares of the Surviving Corporation's common stock shall be reserved for issuance under the Incentive Plans equal to the number of shares of First Community common stock so reserved immediately prior to the Effective Date of the Merger.

        3.3    PacWest Common Stock.    Upon the Effective Date of the Merger, each share of common stock, par value $0.01 per share, of PacWest issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by PacWest, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

        3.4    Exchange of Certificates.    After the Effective Date of the Merger, each holder of a certificate representing shares of First Community common stock outstanding immediately prior to the Effective Date of the Merger may, at such stockholder's option, surrender the same for cancellation to Computershare Investor Services, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of First Community common stock outstanding immediately prior to the Effective Date of the Merger shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the number of shares of the Surviving Corporation's common stock into which such shares of First Community common stock were converted in the Merger.

        The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

        Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of First Community so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

IV.    CONDITIONS

        4.1    The obligations of First Community under this Agreement shall be conditioned upon the occurrence of the following events:

  (a)
  The principal terms of this Merger Agreement shall have been duly approved by the shareholders of First Community; and

  (b)
  The approval of all appropriate bank or other regulatory authorities of the transactions contemplated by this Agreement, or confirmation by such bank or other regulatory authorities that no such approval is required.

V.    GENERAL

        5.1    Covenants of PacWest.    PacWest covenants and agrees that it will, on or before the Effective Date of the Merger:

  (a)
  qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

  (b)
  file the Certificate of Merger with the Secretary of State of the State of Delaware;

  (c)
  file this Agreement, together with the Certificate of Ownership, or the Certificate of Merger, with the Secretary of State of the State of California; and

  (d)
  take such other actions as may be required by the CGCL.

        5.2    Further Assurances.    From time to time, as and when required by PacWest or by its successors or assigns, there shall be executed and delivered on behalf of First Community such deeds and other instruments, and there shall be taken or caused to be taken by PacWest and First Community such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by PacWest the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of First Community and otherwise to carry out the purposes of this Agreement, and the officers and directors of PacWest are fully authorized in the name and on behalf of First Community or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        5.3    Abandonment.    At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either First Community or of PacWest, or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of First Community or the adoption of this Agreement by the sole stockholder of PacWest, or by both.

        5.4    Amendment.    The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to applicable shareholder or stockholder approval shall not, unless approved by such shareholders or stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Restated Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

        5.5    Governing Law.    This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

        5.6    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of First Community, a California corporation, and PacWest, a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

FIRST COMMUNITY BANCORP, a California corporation
By:	Matthew P. Wagner Chief Executive Officer
By:	Jared M. Wolff Executive Vice President, General Counsel and Corporate Secretary
PACWEST BANCORP, a Delaware corporation
By:	Matthew P. Wagner Chief Executive Officer
By:	Jared M. Wolff Executive Vice President, General Counsel and Corporate Secretary

Appendix B

CERTIFICATE OF INCORPORATION

OF

PACWEST BANCORP

        FIRST. The name of the corporation is PacWest Bancorp.

        SECOND. The address of the corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 100 in the City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

        THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH. The total number of shares of all classes of stock which the corporation shall have authority to issue is [    •    ], of which [    •    ] shares of the par value of [$0.01 per share] shall be designated as Common Stock and [    •    ] shares of the par value of [$0.01 per share] shall be designated as Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time by the board of directors, and the board of directors is expressly authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

  (a)
  the distinctive serial designation of such series which shall distinguish it from other series;

  (b)
  the number of shares included in such series;

  (c)
  the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

  (d)
  whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

  (e)
  the amount or amounts which shall be payable out of the assets of the corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up the corporation, and the relative rights of priority, if any, of payment of the shares of such series;

  (f)
  the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

  (g)
  the obligation, if any, of the corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

  (h)
  whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and the

B-1

    price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

  (i)
  whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if so the terms of such voting rights.

Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any class or series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of such class or series, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware or any corresponding provision hereafter enacted.

        FIFTH. The name and mailing address of the incorporator is Jared M. Wolff, 10250 Constellation Boulevard, Suite 1640, Los Angeles, CA 90067.

        SIXTH. The board of directors of the corporation is expressly authorized to adopt, amend or repeal bylaws of the corporation.

        SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the corporation.

        EIGHTH. At all elections of directors of the corporation, a holder of any class or series of stock then entitled to vote in such election shall be entitled to as many votes as shall equal the number of votes which such holder would be entitled to cast for the election of directors with respect to such holder's shares of stock multiplied by the number of directors to be elected in the election in which such holder's class or series of shares is entitled to vote, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as such holder may see fit. No stockholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting prior to the voting, of such stockholder's intention to cumulate his votes.

        NINTH. (a) A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended.

        (b)   The corporation is authorized to indemnify any person serving as director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permissible under Delaware law.

        (c)   No amendment, modification or repeal of this Article NINTH shall adversely affect any right or protection of any person that exists at the time of such amendment, modification or repeal.

        TENTH. The corporation elects not to be governed by Section 203 of the Delaware General Corporation Code.

        IN WITNESS WHEREOF, I have signed this certificate of incorporation this    day of                        , 20    .

Jared M. Wolff

B-2

Appendix C

BYLAWS

OF

PACWEST BANCORP

ARTICLE I

Stockholders

        Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

        Section 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the Chief Executive Officer, the Board of Directors or the holders of shares entitled to cast not less than ten percent of the votes at the meeting, such meeting, such meeting to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

        Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The notice of any meeting at which directors are to be elected shall include a list of the names of the nominees intended at the time of the mailing of the notice to be presented by the Board for election. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

        Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

        Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these bylaws, the holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided by Section 1.4 of these bylaws until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the

Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

        Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the Chief Executive Officer, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 1.7. Inspectors. Prior to any meeting of stockholders, the Board of Directors or the President shall appoint one or more inspectors to act at such meeting and any adjournment thereof and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

        Section 1.8. Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the certificate of incorporation or these bylaws, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise provided by law or by the certificate of incorporation or these bylaws.

        Section 1.9. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

        In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

        Section 1.10. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

        Section 1.11. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the certificate of incorporation or these bylaws, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified mail or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this bylaw to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 1.11.

        Section 1.12. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 1.12.

        (b)   For any matter to be properly before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 1.12(b) by a stockholder of record. In addition to any other requirements under applicable law and these bylaws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before the meeting only if notice in the manner contemplated hereby of any such matter to be presented by a stockholder at such meeting of stockholders (the "Stockholder Notice") is delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than 90 nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 90 days prior to such Other Meeting Date or (ii) the tenth day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Any stockholder entitled to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such nominee(s), the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), each such person's signed consent to serve as a director of the Corporation if elected, such stockholder's name and address and the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder. Any stockholder who gives a Stockholder Notice of any matter proposed to be brought before the meeting (not involving nominees for director) shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented (including the text of any resolutions to be proposed for consideration by stockholders) and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, if applicable, any material interest of such stockholder in the matter proposed (other than as a stockholder). As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine whether the nominee would be considered "independent" under the various rules and standards applicable to the Corporation.

        Notwithstanding anything in this Section 1.12(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

        (c)   Only such matters shall be properly brought before a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Notice required by Section 1.12(b) hereof shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the day on which the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is publicly announced or disclosed.

        (d)   For purposes of this Section 1.12, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

        (e)   Only persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible for election as directors of the Corporation. In no event shall the postponement or adjournment of an annual meeting already publicly noticed, or any announcement of such postponement or adjournment, commence a new period (or extend any time period) for the giving of notice as provided in this Section 1.12. This Section 1.12 shall not apply to (i) stockholders proposals made pursuant to Rule 14a-8 under the Exchange Act or (ii) the election of directors selected by or pursuant to the provisions of Article Four of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock of the Corporation having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances.

        (f)    The person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 1.12 and, if not so given, shall direct and declare at the meeting that such nominees and other matters are not properly before the meeting and shall not be considered.

ARTICLE II

Board of Directors

        Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The number of directors of the Corporation shall be from seven (7) to fifteen (15), the exact number thereof to be determined from time to time by the Board by resolution. Directors need not be stockholders.

        Section 2.2. Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign effective upon giving written notice to the Chairman of the Board, the Board of Directors or to the Secretary of the Corporation unless the notice specifies a time for the effectiveness of such notice. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board. Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director elected or appointed to fill a vacancy shall hold office until the next election of the class of directors of the director which such director replaced, and until and his or her successor is elected and qualified or until his or her earlier resignation or removal.

        Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

        Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

        Section 2.5. Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

        Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these bylaws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

        Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

        Section 2.8. Action by Directors Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

        Section 2.9. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

Committees

        Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the

Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval, (ii) adopting, amending or repealing these bylaws or (iii) removing or indemnifying directors.

        Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these bylaws.

ARTICLE IV

Officers

        Section 4.1. Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a Chairman of the Board, a Secretary and a Chief Financial Officer, and it may, if it so determines, elect from among its members a Vice Chairman of the Board. The Board may also elect one or more Managing Directors, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person unless the certificate of incorporation or these bylaws otherwise provide.

        Section 4.2. Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of shareholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the Chairman of the Board or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

        Section 4.3. Powers and Duties. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these bylaws or in a resolution of the Board of Directors which is not inconsistent with these bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

Stock

        Section 5.1. Certificates. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board, if any, or the President or a Vice President, and by the Chief Financial Officer or Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Miscellaneous

        Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

        Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the

Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

        Section 6.4. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this bylaw shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this bylaw shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this bylaw, the term "Corporation" shall include any predecessor of the Corporation and any constituent Corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any Corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

        Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other Corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

        Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

        Section 6.7. Amendment of Bylaws. These bylaws may be amended or repealed, and new bylaws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional bylaws and may amend or repeal any bylaw whether or not adopted by them.

        Section 6.8. Principal Executive or Business Offices. The Board of Directors shall fix the location of the principal executive office of the Corporation at any place either within or without the State of Delaware. If the principal executive office is located outside Delaware and the Corporation has one or more business offices in Delaware, the Board shall designate one of these offices as the Corporation's principal business office in Delaware.

PROXY

FIRST COMMUNITY BANCORP
SPECIAL MEETING OF SHAREHOLDERS, APRIL [    •    ], 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
FIRST COMMUNITY BANCORP

        The undersigned hereby appoints [    •    ] and [    •    ], and each of them, the proxy or proxies of the undersigned with full powers of substitution to each to attend the Special Meeting of Shareholders (the "Meeting") of First Community Bancorp (the "Company") to be held on April [    •    ], 2008 at [    •    ], beginning at [    •    ] a.m. local time, and any adjournments thereof, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the Proxy Statement dated March [    •    ], 2008.

(Continued, and to be marked, dated and signed, on the other side)

FIRST COMMUNITY BANCORP

Vote by Internet or Telephone or Mail
24 Hours a Day—7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE		MAIL
	OR		OR
www.investorvote.com		1-800-652-VOTE(8683)		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the Web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.		Use a touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

* DETACH PROXY CARD HERE *
FIRST COMMUNITY BANCORP

PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLACK OR BLUE INK.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL

        1.     Proposal to approve the principal terms of a merger agreement between the Company and a wholly owned Delaware subsidiary of the Company by which the Company will effect the reincorporation of the Company from California to Delaware:

☐ FOR	☐ AGAINST	☐ ABSTAIN

        2.     Proposal to approve an adjournment or postponement of the Meeting if necessary to solicit additional proxies:

☐ FOR	☐ AGAINST	☐ ABSTAIN

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Dated:
Signature

I/we plan to attend the Meeting.
Yes ☐ No ☐	Signature if held jointly

Unless otherwise directed, this proxy will be voted "FOR" the approval of items 1 and 2 and otherwise in the discretion of the proxies on all other matters properly brought before the Meeting. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.

PLEASE DATE, SIGN AND RETURN PROMPTLY

Please detach here. You must detach this portion of the proxy card before returning in the enclosed envelope.

QuickLinks

Preliminary Copy
FIRST COMMUNITY BANCORP 401 West "A" Street San Diego, CA 92101
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS to be held on April [ • ] , 2008
TABLE OF CONTENTS
FIRST COMMUNITY BANCORP
PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS to be held on April [ • ], 2008
INTRODUCTION
Important Information Regarding the Availability of Proxy Materials for the Special Meeting to be Held on April [ • ], 2008.
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
PROPOSALS
REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE
ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
WHERE YOU CAN FIND MORE INFORMATION
  Appendix A
  Appendix B
CERTIFICATE OF INCORPORATION OF PACWEST BANCORP
  Appendix C
BYLAWS OF PACWEST BANCORP ARTICLE I
Stockholders
ARTICLE II
Board of Directors
ARTICLE III
Committees
ARTICLE IV
Officers
ARTICLE V
Stock
ARTICLE VI
Miscellaneous
FIRST COMMUNITY BANCORP
PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLACK OR BLUE INK. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL